INTANGIBLE ASSETS	9 Months Ended
Sep. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS

NOTE D – INTANGIBLE ASSETS

Intangible assets consist of the following at:

	September 30, 2021 (Unaudited)	December 31, 2020
Customer list and covenant not to compete acquired in connection with the Asset Purchase Agreement with Amwaste, Inc. closed on February 11, 2021	$109,000	$-
Total	109,000	-
Accumulated amortization	(13,767)	-

Net	$95,233	$-

The customer list and covenant not to compete is being amortized using the straight-line method over their estimated useful life of five years. For the nine months ended September 30, 2021 and 2020, amortization of intangible assets expense was $13,767 and $0, respectively.

At September 30, 2021, the expected future amortization of intangible assets expense is:

Amount
Fiscal year ending December 31:
2021 (excluding the nine months ended September 30, 2021)	$5,450
2022	21,800
2023	21,800
2024	21,800
2025	21,800
Thereafter	2,583
Total	$95,233